                                                           EXHIBIT 10.6
                                                           (1997 10-K)

          EXECUTIVE STAFF F'98 BONUS PLAN MEASUREMENTS AND CRITERIA



Executive Staff Measurements:
-----------------------------
The fiscal 1998 bonus plan for executive staff will consist of the following:
a) 50% APW Shareholder Value Generated (SVG)
b) 50% APW Earnings Per Share (EPS)

Supporting Definitions:
-----------------------
Earnings Per Share = Net Income / Average Number of Common and Common Equivalent Shares Outstanding during the period.
Shareholder Value Generated = Operating Profit (before amortization) less 8% of Assets Deployed.
Assets Deployed = Adjusted Assets less Operating Liabilities


Bonus Measurement:

                                                       0%               100%              200%
                                                                      (Target)
                                                    --------------------------------------------
 50% APW Shareholder Value Generated                $50.0 MM          $70.0 MM          $80.0 MM
 50% APW Earnings Per Share                         $ 3.00            $ 3.50            $ 3.75


   Name                    Functional Area        Proposed Bonus Payout @ 100%
------------------------------------------------------------------------------
 Sim                            CEO                        $375,000
 Arzbaecher                     CFO                        $100,000
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    ENGINEERED SOLUTIONS MULTI-BUSINESS UNITS F 98 BONUS PLAN MEASUREMENTS



Multi-Business Unit Leader Measurements:
----------------------------------------
The fiscal 1998 bonus plan for Engineered Solutions multi-business unit leader will consist of the following:
a) 80% Engineered Solutions CMM (1) (2) (3)
b) 20% APW Financial Results (SVG and EPS)

Albrecht
                       0%             100%            200%
                                    (Target)
                    ----------------------------------------
 CMM                $21.0 MM        $27.0 MM        $32.0 MM
 APW Results           0              100%            200%
                    ----------------------------------------
 Payout               $0            $120,000        $240,000

The business unit financial targets for fiscal 1998 have been established based upon the business plans submitted by each business unit, current year Corporate contribution requirements for profitability, and agreed upon long-term investments.

(1)  CMM = Internal Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.
(3)  Excludes Moxness Industrial

 TOOLS AND SUPPLIES MULTI-BUSINESS UNIT LEADERS F 98 BONUS PLAN MEASUREMENTS



F'98 Bonus Measurements:
a) 70% Individual Unit CMM (1) (2)
b) 10% Tools and Supplies CMM (1) (2)
c) 20% APW Financial Results (SVG and EPS)

Boel
                           0%              100%             200%
                                         (Target)
                        ------------------------------------------
 Unit CMM (3)           $16.0 MM         $20.5 MM         $27.0 MM
 T&S CMM (3)            $16.0 MM         $21.5 MM         $30.0 MM
 APW Results                0              100%             200%
                        ------------------------------------------
 Payout                    $0            $100,000         $200,000



Lecher

                           0%              100%             200%
                                         (Target)
                        ------------------------------------------
 Unit CMM               $  0.0 MM        $ 1.3 MM         $ 4.0 MM
 T&S CMM (3)            $16.0 MM         $21.5 MM         $30.0 MM
 APW Results                0              100%             200%
                        ------------------------------------------
 Payout                    $0             $95,000         $190,000


 (1)  CMM = Internal Operating Profit - (20% x Monthly Net Assets)
 (2)  Excludes carrying charge related to Asia Pacific/Japan.
 (3) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

       TECHNICAL ENVIRONMENTS AND ENCLOSURES MULTI-BUSINESS UNITS F'98
                           BONUS PLAN MEASUREMENTS



The fiscal 1998 bonus plan for Technical Environments and Enclosures leader will consist of the following:
a) 80% Technical Environments and Enclosures CMM (1) (2) (3)
b) 20% APW Financial Results (SVG and EPS)

Burkart
                       0%             100%            200%
                                    (Target)
                    ----------------------------------------
 CMM                $28.0 MM        $39.0 MM        $43.0 MM
 APW Results           0              100%            200%
                    ----------------------------------------
 Payout               $0            $120,000        $240,000


(1)  CMM = Internal Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.
(3)  Excludes Eder